UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2020
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 4 – MATTERS REALTED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

On February 10, 2020, the Board of Directors as well as the Audit Committee of Body and Mind Inc. (the “Company”) approved and authorized the dismissal of Dale Matheson Carr-Hilton Labonte LLP, (“DMCL”), as its independent registered public accounting firm. On the same date, the Board of Directors as well as the Audit Committee approved and authorized the engagement of the accounting firm of Marcum LLP, as the Company’s new independent registered public accounting firm.

DMCL’s report on our financial statements dated November 13, 2019, for the two most recent fiscal years ended July 31, 2019 and 2018, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the two most recent fiscal years ended July 31, 2019 and 2018, and in the subsequent interim period through the effective date of dismissal on February 10, 2020, there were no disagreements, resolved or not, with DMCL on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DMCL would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

During the Company’s two most recent fiscal years and the period through the effective date of dismissal of DMCL on February 10, 2020, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided DMCL with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this current report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from DMCL dated February 10, 2020, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the two most recent fiscal years and the subsequent interim period through the effective date of appointment of Marcum LLP (“Marcum”), on February 10, 2020, we had not, nor had any person on our behalf, consulted with Marcum regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had Marcum provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
16.1	Letter from Dale Matheson Carr-Hilton Labonte LLP, dated February 10, 2020, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: February 10, 2020	By:	/s/ Michael Mills
Michael Mills
President, Interim CEO and Director

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